UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2023

ARMADA HOFFLER PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue		,	Suite 2100
Virginia Beach	,	Virginia		23462
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHH	New York Stock Exchange
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AHHPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 10, 2023, Armada Hoffler Properties, Inc. (the “Company”) and Armada Hoffler, L.P. entered into an amendment (the “Amendment”) to the ATM Equity Offering Sales Agreement, dated March 10, 2020, as amended by Amendment No. 1, dated February 28, 2023 (as amended, the “Sales Agreement”), with Jefferies LLC, Barclays Capital Inc., Barclays Bank PLC, Robert W. Baird & Co. Incorporated, Regions Securities LLC and Stifel, Nicolaus & Company, Incorporated, for the offering, from time to time, of shares of the Company’s common stock, $0.01 par value per share, and shares of the Company’s 6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share, having an aggregate offering price of up to $300,000,000 (the “Offered Shares”). The purpose of the Amendment, among other things, was to include (i) Barclays Capital Inc. and Stifel, Nicolaus & Company, Incorporated as additional agents and forward sellers, as the case may be, (ii) Barclays Bank PLC and Stifel, Nicolaus & Company, Incorporated as additional forward purchasers and (iii) Robert W. Baird & Co. Incorporated and Regions Securities LLC as additional forward purchasers and forward sellers, as the case may be. As of the date of the Amendment, Offered Shares having an aggregate gross sales price of up to approximately $205 million remain to be sold under the Sales Agreement.

A copy of the Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Amendment filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Amendment No. 2, dated August 10, 2023, to the ATM Equity Offering Sales Agreement, dated March 10, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: August 10, 2023	By:	/s/ Matthew T. Barnes-Smith
Matthew T. Barnes-Smith
Chief Financial Officer, Treasurer, and Corporate Secretary